Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST INDXX NEXTG ETF
(FORMERLY FIRST TRUST NASDAQ SMARTPHONE INDEX FUND)
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED MAY 29, 2019,
AS SUPPLEMENTED ON MAY 30, 2019

DATED MAY 31, 2019

Notwithstanding anything to the contrary in the Fund's Prospectus, the last sentence of the section entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:

As of May 7, 2019, the Index was composed of 97 securities and the Fund had significant investments in information technology companies and Asian issuers.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE